UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
  CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 18, 2026
 Date of Report (date of earliest event reported)

SHARKNINJA, INC.
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-41754	98-1738011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

89 A Street Needham, MA (Address of principal executive offices)	02494 (Zip Code)

(617) 243-0235
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value per share	SN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2026, as described below, upon the recommendation of the Board of Directors (the “Board”) of SharkNinja, Inc. (the “Company”), the Company’s shareholders approved an amendment and restatement (the “Amendment and Restatement”) of its Amended and Restated Memorandum and Articles of Association to update the disclosures required from shareholders to propose business or nominate directors for appointment at the Company’s annual general meeting, align the advance notice period for shareholders to notify the Company of such business proposals or director nominations with market practice for domestic issuers, and make other immaterial changes. The Amendment and Restatement became effective upon the approval by shareholders of the resolution to approve the Amendment and Restatement on June 18, 2026.

A description of the Amendment and Restatement is set forth on page 49 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2026, which description is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Amendment and Restatement, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2026, the Company held its 2026 Annual General Meeting (the “Annual Meeting”) at 89 A St. Needham, MA 02494 and virtually at: www.virtualshareholdermeeting.com/SN2026. On April 22, 2026, the record date for the Annual Meeting, there were 141,568,925 of the Company’s ordinary shares (the “Ordinary Shares”) issued and outstanding and entitled to vote at the Annual Meeting. 134,828,408 Ordinary Shares, which represented 95.23% of the votes of the issued and outstanding Ordinary Shares, were present, in person, virtually, or by proxy, at the Annual Meeting. Five items of business were acted upon by the Company’s shareholders at the Annual Meeting, each of which was approved by the shareholders.

1. Shareholders re-appointed all of the seven nominees for directors, in each case to hold office in accordance with the Company’s Amended and Restated Memorandum and Articles of Association. The voting results were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Mark Barrocas	123,533,281	1,174,449	71,879	10,048,799
Kathryn J. Barton	120,251,450	4,456,602	71,557	10,048,799
Peter Feld	123,888,797	818,633	72,179	10,048,799
Chi Kin Max Hui	98,131,389	26,564,567	83,653	10,048,799
Barney Tianhao Wang	123,177,599	1,529,963	72,047	10,048,799
Timothy R. Warner	104,937,676	19,757,587	84,346	10,048,799
Jason M. Wortendyke	123,859,380	847,496	72,733	10,048,799

2. Shareholders ratified the appointment of Ernst & Young LLP as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2026. The voting results were as follows:

FOR	AGAINST	ABSTAIN
134,155,878	37,480	635,050

3. Shareholders approved, on a non-binding advisory basis, the compensation of our named executive officers. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,503,073	9,231,410	45,126	10,048,799

4. Shareholders selected, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers as “One Year”. The voting results were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
123,853,354	205,886	639,475	80,894	10,048,799

Consistent with the recommendation of the Board and the results of the shareholder vote, the Board has determined that the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of future advisory votes on the compensation of our named executive officers.

5. Shareholders approved an Amendment and Restatement of the Company’s Amended and Restated Memorandum and Articles of Association. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
124,285,821	448,385	45,403	10,048,799

No other matters were submitted to or voted on by the Company’s shareholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Memorandum and Articles of Association, as currently in effect.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SHARKNINJA, INC.

	By:	/s/ Pedro J. Lopez-Baldrich
Date: June 18, 2026		Name: Pedro J. Lopez-Baldrich
Title: Chief Legal Officer